UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 16, 2010 (August 11, 2010)

JINHAO MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52482	20-2308107
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Dawang Industrial Park
Hi-Tech Exploit Area
Zhaoqing City, Guangdong 526238
People’s Republic of China
(Address of principal executive offices)

(86) 7583625628
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Previous Independent Registered Public Accounting Firm

On August 11, 2010, the board of directors of Jinhao Motor Company (the “Company”) approved the dismissal of our independent registered public accounting firm, Hanlin Moss, P.S., or Hanlin, in connection with a reverse acquisition transaction with Jinhao Power Holdings Ltd., a BVI limited company, or “Jinhao Power.” The foregoing description of the reverse transaction is qualified in its entirety by reference to the current report on Form 8-K filed on August 12, 2010.

Prior to our reverse acquisition transaction with Jinhao Power, our independent registered public accounting firm was Hanlin Moss, P.S., or Hanlin, while Jinhao Power’s independent registered public accounting firm was MSCM LLP, or MSCM. On August 11, 2010, concurrent with the change in control transaction discussed above, our board of directors approved the dismissal of Hanlin, as our independent auditor, effective immediately.

Hanlin has not provided reports on our financial statements for any fiscal years, including the fiscal years ended December 31, 2009 and 2008, respectively. Hanlin was retained as of April 16, 2010 as the Company's independent registered public accounting firm to perform interim review of the financial statements of the Company (formerly known as Georgia International Mining Corp.).

During the first and second quarters of 2010, and through Hanlin’s dismissal on August 11, 2010, there were (1) no disagreements with Hanlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hanlin, would have caused Hanlin to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Hanlin with a copy of this disclosure on August 13, 2010, providing Hanlin with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Hanlin, dated August 16, 2010 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Hanlin as our independent auditor, our board of directors elected to continue the existing relationship of Jinhao Power with MSCM and appointed MSCM as our independent auditor.

During the years ended December 31 2009 and 2008, and through its appointment on August 11, 2010, neither us nor anyone acting on our behalf consulted MSCM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that MSCM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Hanlin Moss, P.S., dated August 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Zhaoqing, China on August 16, 2010.

JINHAO MOTOR COMPANY

By: /s/ Tsoi Chak Shing
Tsoi Chak Shing
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Hanlin Moss, P.S., dated August 16, 2010.